Exhibit 10.3
Portions of this exhibit that have been marked by [***] have been omitted because the Registrant has determined they are not material and would likely cause competitive harm to the Registrant if publicly disclosed.
EXECUTION VERSION

AMENDED AND RESTATED GUARANTY
This Amended and Restated Guaranty (as it may be further amended, modified, amended and restated or divided from time to time in accordance with the terms hereof, this “Agreement”), dated as of July 26, 2020 (the “Effective Date”), is made by and among (i) Brookdale Senior Living Inc., a Delaware corporation (or any entity succeeding thereto by consolidation, merger or acquisition of all or substantially all of its assets, “Guarantor”), (ii) each of the parties identified as “Tenant” on the signature pages hereto (each such party identified as a Tenant on the signature pages hereto, together with its respective successors and permitted assigns, a “Tenant” and, collectively, the “Tenants”, and together with Guarantor and its Affiliates who are party to any BKD/VTR Document (as defined below), the “BKD Parties”), (iii) Ventas, Inc., a Delaware corporation (“Ventas”), acting for and on behalf of itself and each of its Affiliates who are party to any BKD/VTR Document, and (iv) each of the parties identified as “Landlord” on the signature pages hereto (each such party identified as a Landlord on the signature pages hereto, together with its respective successors and permitted assigns, a “Landlord” and, collectively, the “Landlords”, and together with Ventas and their respective Affiliates who are party to this Agreement and/or any BKD/VTR Document, the “Ventas Parties”).
The parties hereto previously entered into that certain Guaranty dated as of April 26, 2018 (the “Original Lease Guaranty”), which Original Lease Guaranty superseded, as to each of the Ventas Parties (other than any Ventas Party that is a party to the ARC Pool 2 Documents (as defined in the Original Omnibus Agreement) and only with respect to the ARC Pool 2 Documents, subject to the terms of the Original Omnibus Agreement), that certain Guaranty (Parent Guaranty) dated as of February 11, 2009 and executed and delivered by Guarantor. In consideration of the mutual covenants, conditions and agreements set forth herein, the parties hereto do hereby amend and restate the Original Lease Guaranty as follows:
Landlords have previously acquired a fee simple or ground leased interest in the parcels of land described in the lease agreements identified on Exhibit A (as the same may be amended, modified, amended and restated or divided from time to time, the “Leases”) and the improvements located on said land (each a “Property” and, collectively, the “Properties”). Landlords lease the Properties to the Tenants. Any Ventas Party may update Exhibit A from time to time to incorporate (i) any lease and property that is or becomes the subject of a lease, and (ii) any loan or other agreement, in each case by, between and/or among Guarantor and/or any of its Affiliates, on the one hand, and Ventas, any Landlord, and/or any of their respective Affiliates, on the other hand (including any amendments, restatements, replacements, substitutions, divisions or other alterations of any such documents from time to time). Such update to Exhibit A shall be effective immediately upon the delivery to Guarantor of (x) written notice of such update, and (y) a joinder agreement executed by each Affiliate of Ventas that is party to such lease or loan or other agreement. In addition, Exhibit A shall be deemed automatically amended and modified to exclude any lease, loan or other agreement that expires by its terms or is terminated or, subject to Section 27, is assigned by any Ventas Party to a third party (in which event the terms of Section 27 shall apply).

Subject to the foregoing, each of the leases and loans or other agreements identified from time to time on Exhibit A and ancillary documents relating thereto to which Guarantor, Tenant, or any of their Affiliates, on the one hand, and Ventas or any of its Affiliates, on the other hand, are party, including any Additional Lease (as defined in the A&R Omnibus Agreement), is referred to herein as a “BKD/VTR Document” and collectively such documents are referred to herein as the “BKD/VTR Documents.” Each of Ventas and Guarantor, for itself and its respective Affiliates, agrees and acknowledges that, as of the Effective Date, there are no agreements, instruments or other arrangements by, between and/or among any of Ventas and/or its Affiliates, on the one hand, and Guarantor and/or its Affiliates, on the other hand, that are effective as of the Effective Date other than the Existing BKD/VTR Documents (as defined in the A&R Omnibus Agreement), and any agreements, instruments or other arrangements by, between and/or among any of Ventas and/or its Affiliates, on the one hand, and Guarantor and/or its Affiliates, on the other hand, that are effective at or prior to the Effective Date (other than the Existing BKD/VTR Documents) shall no longer be effective or enforceable.
Terms set forth in Section 25 of this Agreement shall have the meanings set forth therein. Initially capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the lease identified on Exhibit A as the “A&R Master Lease” (as the same may have been, and hereafter may be, amended, modified, amended and restated, or divided from time to time, the “A&R Master Lease”).
Except as otherwise expressly provided or unless the context otherwise requires, all accounting terms not otherwise defined in this Agreement have the meanings assigned to them under GAAP. Notwithstanding anything to the contrary contained in this Agreement, each and any of the financial covenants herein (and the defined terms used for calculating such financial covenants) will be equitably adjusted by the parties to reflect the original intention of the parties to the extent the same is impacted by changes to GAAP and is required to apply GAAP on a consistent basis. If Landlord notifies Guarantor that Landlord requests, or if Guarantor notifies Landlord that Guarantor requests, in each case, an amendment to any provision hereof to effect such equitable adjustment, then such equitable adjustment shall be applied immediately (and, as applicable, for any previous period), and the parties hereto shall cooperate in good faith to document such amendment (although such amendment shall not be required to give effect to such equitable adjustment), and such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before the applicable change to GAAP became effective (to reflect the original intention of the parties) until such notice shall have been withdrawn.
As of the Effective Date, Guarantor directly or indirectly owns all the stock, partnership interests or membership interests, as the case may be, of each Tenant, and Guarantor has derived or expects to derive financial and other advantages and benefits, directly or indirectly, from the making of this Agreement and the Guaranteed Obligations. In conjunction with the execution and delivery of this Agreement by the parties hereto, (a) the Landlords and the Tenants have agreed to enter into the A&R Master Lease, and (b) each of Guarantor and Ventas have agreed to enter into (i) that certain Second Amended and Restated Omnibus Agreement, dated as of the Effective Date (the “A&R Omnibus Agreement”) (which amends and restates that certain Amended and Restated

Omnibus Agreement, dated as of April 26, 2018 (the “Original Omnibus Agreement”)), (ii) that certain amended and restated letter agreement, dated as of the Effective Date (the “A&R Side Letter”) (which amends and restates that certain letter agreement, dated as of April 26, 2018 (the “Original Letter Agreement”), and (iii) that certain Letter Agreement, dated as of the Effective Date (the “Restructuring Letter Agreement”). Each of the parties hereto is unwilling to enter into this Agreement, the A&R Master Lease, the A&R Omnibus Agreement, the A&R Side Letter, the Restructuring Letter Agreement, or the documents contemplated to be delivered under any such agreement to which it is a party unless the other parties hereto enter into this Agreement. The execution and delivery of this Agreement will benefit, directly or indirectly, each of the parties hereto, including Guarantor.
NOW, THEREFORE, in consideration of $10 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto, intending to be legally bound, covenants and agrees as follows:
1.Guaranty. Guarantor unconditionally and irrevocably guarantees to Landlords (the “Guaranty”) that (a) all Rent and all other sums due under the BKD/VTR Documents, whether due by acceleration or otherwise, including costs and expenses of collection (collectively, the “Monetary Obligations”) will be promptly and indefeasibly paid in full when due, in accordance with the provisions of the BKD/VTR Documents and (b) without limiting the foregoing, each of the Tenants and Affiliates of Tenants (each, an “Obligor”) that is a party to any BKD/VTR Document will perform and observe each and every covenant, agreement, term and condition of such party(ies) in the applicable BKD/VTR Documents (the “Performance Obligations” and together with the Monetary Obligations, the “Guaranteed Obligations”). If, for any reason, any of the Monetary Obligations shall not be paid promptly when due after receipt of required notice (if any) to the applicable Tenant under the applicable BKD/VTR Document, and after the expiration of any applicable grace period therefor (if any), Guarantor shall, immediately upon demand, pay the same to the applicable Landlord or Affiliate of a Landlord with interest and penalty due thereon (if any), as stated in the applicable BKD/VTR Document. In addition to the foregoing, Guarantor hereby becomes surety to Landlords for the due and punctual payment and performance of the Guaranteed Obligations, and, to the extent permitted by law, Guarantor hereby waives all defenses that may be available to Guarantor as a surety and guarantor, but shall have available the defense of payment of the Monetary Obligations, performance of the Performance Obligations and any defense pursuant to the terms of the BKD/VTR Documents. Guarantor assumes all responsibility for being and keeping itself informed of all facts, events or circumstances that might in any way affect Guarantor’s risks under this Agreement and agrees that no Ventas Party or any other Person will have any duty to advise Guarantor of information known to it or any of them regarding any such facts, events or circumstances, or to disclose to Guarantor any information or documents (financial or otherwise) heretofore or hereafter acquired by any Ventas Party in the course of its relationship with any Obligor.
2.Nature of Guaranty. Each Landlord may enforce the Guaranty without first having recourse against any Obligor or exhausting its rights or remedies under any BKD/VTR Document; provided, however, that nothing herein shall prohibit any Landlord from exercising its rights against any or all Obligors simultaneously. The Guaranty and the obligations of Guarantor with respect to the Guaranty are present, primary, direct, continuing, unconditional, irrevocable and absolute. The Guaranty is a guaranty of payment and performance and not of collection.
3.Representations, Warranties, and Covenants.
3.1 Guarantor hereby represents and warrants to Ventas Parties, as of the Effective Date, that:
3.1.1.    no representations or agreements of any kind have been made by any Ventas Party to Guarantor that would limit or qualify in any way the terms of this Agreement;
3.1.2.    no Ventas Party has made any representation to Guarantor as to the creditworthiness of any Obligor;
3.1.3.    Guarantor has established adequate means of obtaining from each Obligor, on a continuing basis, information regarding such Obligor’s financial condition (but Guarantor’s failure to do so will not affect its obligations hereunder);
3.1.4.    Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;
3.1.5.    Guarantor has the power and authority to execute, deliver and perform this Agreement and to incur the obligations herein provided for;
3.1.6.    Guarantor has taken all requisite actions necessary to authorize the execution, delivery and performance of this Agreement by Guarantor;
3.1.7.    this Agreement constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, subject to (1) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity;
3.1.8.    the execution, delivery and performance of this Agreement by Guarantor will not require any consent, approval, authorization, order or declaration of or filing or registration with any court, any Governmental Authority or any other Person;
3.1.9.    the execution, delivery and performance of this Agreement by Guarantor do not and will not conflict with, and do not and will not result in a breach of, any organizational document of Guarantor or any order, writ, injunction, decree, statute, rule or regulation applicable to Guarantor;
3.1.10.    Guarantor is an Affiliate of each Obligor; and
3.1.11.    there is no litigation pending or, to the knowledge of Guarantor, threatened against Guarantor that has not been disclosed in writing to Landlords, which, if adversely determined, could reasonably be expected to have a material adverse effect on the ability of Guarantor to perform its obligations under this Agreement.
3.2.    Each of the Tenants hereby represents and warrants to the Ventas Parties, as of the Effective Date, that:
3.2.1.    such Person is duly organized, validly existing and in good standing under the laws of the State of its formation;
3.2.2.    such Person has the power and authority to execute, deliver and perform this Agreement and to incur the obligations herein provided for;
3.2.3.    such Person has taken all requisite actions necessary to authorize the execution, delivery and performance of this Agreement;
3.2.4.    this Agreement constitutes a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject to (1) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity;
3.2.5.    the execution, delivery and performance of this Agreement by such Person will not require any consent, approval, authorization, order or declaration of or filing or registration with any court, any Governmental Authority or any other Person;
3.2.6.    the execution, delivery and performance of this Agreement by such Person do not and will not conflict with, and do not and will not result in a breach of, any organizational document of such Person or any order, writ, injunction, decree, statute, rule or regulation applicable to such Person; and
3.2.7.    there is no litigation pending or, to the knowledge of such Person, threatened against such Person that has not been disclosed in writing to Guarantor which, if adversely determined, could reasonably be expected to have a material adverse effect on the ability of such Person to perform its obligations under this Agreement.
3.3.    Each of the Ventas Parties hereby represents and warrants to the BKD Parties, as of the Effective Date, that:
3.3.1.    such Person is duly organized, validly existing and in good standing under the laws of the State of Delaware;
3.3.2.    such Person has the power and authority to execute, deliver and perform this Agreement and to incur the obligations herein provided for;
3.3.3.    such Person has taken all requisite actions necessary to authorize the execution, delivery and performance of this Agreement;

3.3.4.    this Agreement constitutes a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject to (1) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity;
3.3.5.    the execution, delivery and performance of this Agreement by such Person will not require any consent, approval, authorization, order or declaration of or filing or registration with any court, any Governmental Authority or any other Person;
3.3.6.    the execution, delivery and performance of this Agreement by such Person do not and will not conflict with, and do not and will not result in a breach of, any organizational document of such Person or any order, writ, injunction, decree, statute, rule or regulation applicable to such Person;
3.3.7.    there is no litigation pending or, to the knowledge of such Person, threatened against such Person that has not been disclosed in writing to Guarantor which, if adversely determined, could reasonably be expected to have a material adverse effect on the ability of such Person to perform its obligations under this Agreement; and
3.3.8.    Ventas has (or will have) the power and authority to execute and deliver any Reaffirmation/Assumption Certificate for itself and each of the other Ventas Parties, and each of the Ventas Parties has taken (or will take) all requisite actions necessary to authorize the execution and delivery and performance of any Reaffirmation/Assumption Certificate.
4.Change of Control. Notwithstanding any restriction, prohibition or other limitation on any change of control, transfers, assignments, sales, dispositions, dividends, distributions, and other similar transactions pursuant to any BKD/VTR Document (including, without limitation, any agreement by, between and/or among Guarantor, Tenant, or any of their respective Affiliates, on the one hand, and Ventas or any of its Affiliates, on the other hand, added to Exhibit A as a “BKD/VTR Document” after the Effective Date, and any Additional Lease), each of the Ventas Parties agrees, for itself and its Affiliates, that a Change of Control shall be permitted if the conditions set forth in Section 4.1 – Section 4.9, inclusive, are satisfied, without any further notice to, or consent by, any Ventas Party or any of its Affiliates. Except as permitted by the terms of this Section 4, Guarantor shall not permit any Change of Control to occur.
4.1.    Guarantor on a pro forma basis, after giving effect to such Change of Control and any related transaction(s), has a Tangible Net Worth equal to or greater than $600,000,000;
4.2.    Guarantor shall deliver to Ventas a duly executed Officer’s Certificate in form attached hereto as Exhibit B certifying that the condition set forth in Section 4.1 above has been satisfied as of the date of the consummation of such Change of Control;
4.3.    Guarantor or its successor or transferee as a result of such Change of Control (the “Successor”), as applicable, shall execute and deliver to Ventas an instrument pursuant to which Guarantor or Successor, as applicable, has reaffirmed or assumed, as applicable, all obligations and liabilities of Guarantor under this Agreement in the form attached hereto as Exhibit C (the “Reaffirmation/Assumption Certificate”);
4.4.    none of the BKD Parties has received written notice of any monetary “Event of Default” (or similar concept, however defined) under, and as defined in, any BKD/VTR Document that remains outstanding and has not been cured;
4.5.    such Change of Control will not result in Guarantor ceasing to Control any Tenant or any manager of any Property, or any obligor under any BKD/VTR Document that relates to a loan obligation of Guarantor or an Affiliate of Guarantor; provided, however, if such Change of Control is structured as, or results in, a Restructuring Transaction and any subtenant or manager of the Properties proposed thereunder would not be Controlled by Guarantor, Landlords shall not unreasonably withhold, condition or delay approval of (i) such subtenant or manager and (ii) such Restructuring Transaction;
4.6.    such Change of Control will not result in any Person directly or indirectly owning (beneficially or of record) more than 50% of the voting power of the Voting Stock of, or otherwise Controlling, Guarantor or any Tenant or manager of any Property, in each case if such Person or any member of its Senior Management (A) has been barred from any Third Party Payor Programs, (B) in the 10 years preceding the date of such Change of Control, has taken any action described in Section 9.6 or been the subject of any action described in Section 9.7 or Section 9.9, or (C) has been convicted of or pled guilty or no contest to (or a final order has been issued determining that such Person or member of its Senior Management committed or engaged in) any (x) willful misconduct involving financial or commercial dishonesty, (y) misdemeanor involving moral turpitude or financial crimes, or (z) felony;
4.7.    either (A) the Senior Management that will manage each of the Tenants and the Properties immediately following the effectiveness of such Change of Control has an average of not less than three years’ operating experience with respect to the operation and management of senior living or health care facilities and has at least two executive officers who are or have been a senior executive with one of the top 50 largest managers on the then most recent “50 Largest Senior Housing Managers” list maintained by the American Seniors Housing Association, or (B) the Tenants or managers of the Properties immediately following the effectiveness of such Change of Control have retained, in the same or more senior roles as immediately prior to the effectiveness of such Change of Control, for a minimum of one year after the occurrence of such Change of Control, the chief executive officer, chief financial officer, and a majority of the Senior Management of Guarantor who were in the employment of Guarantor immediately prior to the effectiveness of such Change of Control;
4.8.    (A) after giving effect to any approvals or consents obtained in connection with such Change of Control, such Change of Control will not result in any violation of any regulatory, licensing, or mortgage requirements with respect to any Tenant or Property other than any such violations that, individually and in the aggregate, are not material to the Tenants and the Properties, taken as a whole (it being understood that notwithstanding the foregoing, the applicable

Ventas Parties shall retain all rights and remedies in respect of any violation of any regulatory, licensing, or mortgage requirements with respect to any Tenant or Property set forth in any BKD/VTR Document, including without limitation in respect of any resulting breach, default, event of default, or similar concept with respect to any BKD/VTR Document) and (B) after giving effect to such Change of Control, (1) Guarantor (or its successor or transferee) and each Person directly or indirectly owning (beneficially of record) or Controlling Guarantor (or such successor or transferee) shall be in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “OFAC Order”) and other similar requirements contained in the rules and regulations in respect thereof (the OFAC Order and such other rules, regulations, legislation or orders, collectively, the “Orders”), and (2) neither Guarantor (or its successor or transferee) nor any Person directly or indirectly owning (beneficially or of record) or Controlling Guarantor (or such successor or transferee) shall (x) be listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Asset Control, Department of Treasury (“OFAC”) pursuant to the Orders and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists, collectively, the “Lists”), (y) be a Person (as defined in the Orders) who has been determined by competent authority to be subject to the prohibitions contained in the Orders, or (z) be directly or indirectly owned (to its knowledge, in the case of any indirect owner with less than a twenty-five percent (25%) indirect ownership interest) or Controlled by, or acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; and
4.9.    Concurrently with or prior to the consummation of such Change of Control, Guarantor shall have paid or caused to be paid to Ventas a fee in the amount of Twenty-five Million Dollars ($25,000,000) (the “COC Fee”).
Upon Ventas’ written request (but not as a condition that must be satisfied prior to the consummation of the Change of Control), Guarantor will deliver to Ventas reasonably appropriate backup information as to the matters certified in the Officer’s Certificate described in Section 4.2 above.
For the avoidance of doubt, in connection with any Change of Control that is permitted by the terms of this Section 4, each of Guarantor and the other BKD Parties shall have the right to distribute all or any portion of any cash or other consideration received by any of Guarantor or any of the other BKD Parties or otherwise generated in connection with the transaction to any Person (including, without limitation, any direct or indirect parent(s)) without limitation or restriction.
In the event Guarantor (at its sole election) delivers written notice to Ventas that it proposes to engage in any transaction that would result in the occurrence of a Change of Control, Ventas shall (and shall cause its Affiliates to) use reasonable, diligent and good faith efforts to obtain, at the sole expense of Guarantor (provided such expense must be approved by Guarantor, in its reasonable discretion), any consent to such transaction required pursuant to the applicable mortgage loan documents. For the avoidance of doubt, nothing in this Agreement shall require any Ventas Party to incur any out-of-pocket cost or expense in connection with obtaining any such consent.

Promptly following the consummation of any Change of Control, Ventas, for itself and on behalf of each of the Ventas Parties, shall countersign (and acknowledge) and deliver to Guarantor the Reaffirmation/Assumption Certificate delivered by Guarantor.
5.Guaranty Not Affected by Other Matters. The obligations, covenants, agreements and duties of Guarantor with respect to the Guaranty shall in no way be discharged, affected or impaired by any of the following and any Landlord may at any time and from time to time, with or without consideration, without prejudice to any claim against Guarantor hereunder, without in any way changing, releasing or discharging Guarantor from its liabilities and obligations hereunder and without notice to or the consent of Guarantor, waive, release or consent to any of the following:
5.1.    the waiver of the performance or observance by any Obligor to any of the agreements, covenants, terms or conditions contained in any BKD/VTR Document;
5.2.    the extension, in whole or in part, of the time for payment by any Obligor of any sums owing or payable under any BKD/VTR Document, or of any other sums or obligations under or arising out of or on account of any BKD/VTR Document, or the renewal or extension of any BKD/VTR Document;
5.3.    any sublease of any or all of any Property by any Tenant to any other Person;
5.4.    any assumption by any Person of any or all of any Obligor’s obligations under, or any Obligor’s assignment of any or all of its interest in, the applicable BKD/VTR Documents;
5.5.    the waiver or release or modification or amendment (whether material or otherwise) of any provision of any BKD/VTR Document;
5.6.    any failure, omission or delay on the part of Landlords to enforce, assert or exercise any right, power or remedy conferred on or available to Landlords in or by the BKD/VTR Documents, or any action on the part of Landlords granting indulgence or extension in any form whatsoever;
5.7.    the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshaling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or other similar proceeding affecting any Obligor or Guarantor or any of their assets or any impairment, modification, release or limitation of liability of any Landlord, any Obligor or Guarantor or any of their estates in bankruptcy or of any remedy for the enforcement of such liability resulting from the operation of any present or future provision of the U.S. Bankruptcy Code or other similar statute of any other state or nation or from the decision of any court;

5.8.    the release of any Obligor from the performance or observance of any of the agreements, covenants, terms or conditions contained in any BKD/VTR Documents by operation of law;
5.9.    the power or authority or lack thereof of any Obligor to execute, acknowledge or deliver any BKD/VTR Document;
5.10.    the legality, validity or invalidity of any BKD/VTR Document;
5.11.    the existence or non-existence of any Obligor as a legal entity or the existence or non-existence of any corporate or other business relationship between any Obligor and Guarantor;
5.12.    any sale or assignment by any Landlord of this Agreement and/or BKD/VTR Document (including any assignment by any Landlord to any mortgagee);
5.13.    any default by Guarantor with respect to the Guaranty or any right of setoff, counterclaim or defense that Guarantor may or might have to its undertakings, liabilities and obligations hereunder, each and every such defense being hereby waived by Guarantor (other than the defense of payment of the Monetary Obligations, performance of the Performance Obligations and any defense pursuant to the terms of the BKD/VTR Documents);
5.14.    any other cause, whether similar or dissimilar to any of the foregoing, that would or could constitute a legal or equitable discharge of Guarantor (whether or not Guarantor shall have knowledge or notice thereof) other than payment in full of the Monetary Obligations and performance of the Performance Obligations; or
5.15.    any default or event of default in connection with any loan transaction in which any Landlord (or any Affiliate of any Landlord) provides financing to any Tenant, Guarantor, or any of their respective Affiliates.
Without in any way limiting the generality of the foregoing, Guarantor specifically agrees that if any Obligor’s obligations under the applicable BKD/VTR Documents are modified or amended with the express written consent of such Obligor(s) and the applicable Landlord(s), the Guaranty shall extend to such obligations as so amended or modified.
6.General Waivers. Guarantor hereby waives notice of (a) any Landlord’s acceptance of the Guaranty or its intention to act or its actions in reliance hereon; (b) the present existence or future incurring of any Guaranteed Obligations or any terms or amounts thereof or any change therein; (c) any default by any Obligor or any surety or guarantor; (d) the obtaining of any guaranty or surety agreement (in addition to the Guaranty); (e) the obtaining of any pledge, assignment or other security for any Guaranteed Obligations; (f) the release of any Obligor or any surety or guarantor; (g) the release of any collateral; (h) any other demands or notices whatsoever with respect to the Guaranteed Obligations or the Guaranty; and (i) presentment, demand, protest, nonpayment, intent to accelerate, and protest in relation to any instrument or agreement evidencing any Guaranteed Obligations. Guarantor hereby further waives (x) promptness and diligence; (y)

all other notices, demands and protests, and all other formalities of every kind, in connection with the enforcement of any BKD/VTR Document or of the obligations of Guarantor with respect to the Guaranty, the omission of, or delay in, which, but for the provisions of this Section 6, would or could constitute grounds for relieving Guarantor of its obligations with respect to the Guaranty; and (z) any requirement that any Landlord protect, secure, perfect or insure any lien or security interest or other encumbrance or any property subject thereto or pursue or exhaust any right or take any action against or, with respect to, any Obligor or any other Person or any collateral (including any rights relating to marshalling of assets).
7.Waiver of Defenses. Without limiting the provisions of Section 5, Guarantor expressly waives any and all rights to defenses arising by reason of (a) if applicable, any “one-action” or “anti-deficiency” law or any other law that may prevent any Landlord from bringing any action, including a claim for deficiency against Guarantor, before or after such Landlord’s commencement or completion of any action against any Obligor; (b) ANY ELECTION OF REMEDIES BY ANY LANDLORD (INCLUDING WITHOUT LIMITATION ANY TERMINATION OF ANY BKD/VTR DOCUMENT) THAT DESTROYS OR OTHERWISE ADVERSELY AFFECTS GUARANTOR’S SUBROGATION RIGHTS OR GUARANTOR’S RIGHTS TO PROCEED AGAINST ANY OBLIGOR FOR REIMBURSEMENT; (c) any disability or other defense of any Obligor or of any other guarantor, or by reason of the cessation of any Obligor’s liability from any cause whatsoever, (other than the defense of payment of the Monetary Obligations, performance of the Performance Obligations and any defense pursuant to the terms of the BKD/VTR Documents); (d) any right to claim discharge of the Guaranteed Obligations on the basis of unjustified impairment of any collateral for the Guaranteed Obligations; (e) any change in the corporate relationship between Guarantor and any Obligor or any termination of such relationship; (f) any irregularity, defect or unauthorized action by any Landlord, any Obligor or any other guarantor or surety or any of their respective officers, directors or other agents in executing and delivering any instrument or agreements relating to the Guaranteed Obligations or in carrying out or attempting to carry out the terms of any such agreements; (g) any receivership, insolvency, bankruptcy, reorganization or similar proceeding by or against any Obligor, any Landlord or any other surety or guarantor; (h) any setoff, counterclaim, recoupment, deduction, or other right that Guarantor may have against any Ventas Party, any Obligor or any other Person for any reason whatsoever whether related to the Guaranteed Obligations or otherwise; (i) any assignment, endorsement or transfer; in whole or in part, of the Guaranteed Obligations, whether made with or without notice to or consent of Guarantor; (j) if the recovery from any Obligor or any other guarantor becomes barred by any statute of limitations or is otherwise prevented; or (k) any neglect, delay, omission, failure or refusal of Landlord to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any lien or right of security (including perfection thereof) existing or to exist in connection with, or as security for, any of the Guaranteed Obligations, it being the intention hereof that Guarantor shall remain liable as a principal on the Guaranteed Obligations notwithstanding any act, omission or event that might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor.

8.Rejection of BKD/VTR Document. Guarantor agrees that, in the event of the rejection or disaffirmance of a BKD/VTR Document by any Obligor or any Obligor’s trustee in bankruptcy pursuant to any bankruptcy law or any other law affecting creditors rights, Guarantor will, if the applicable Landlord(s) so requests, assume all obligations and liabilities of such Obligor under the applicable BKD/VTR Document, to the same extent as if Guarantor was a party to such document and there had been no such rejection or disaffirmance; and Guarantor will confirm such assumption in writing at the request of such Landlord(s) upon or after such rejection or disaffirmance and such assumption will be without limitation upon Guarantor’s obligations under the Guaranty. Guarantor, upon such assumption, shall have all rights of the applicable Obligor under the applicable BKD/VTR Document to the fullest extent permitted by law.
9.Events of Default. The following events, following the expiration of all notice and cure periods (as applicable), are referred to in this Agreement as an “Event of Default”:
9.1.    If Guarantor fails to timely pay, observe or perform any of the Guaranteed Obligations;
9.2.    If Guarantor fails to deliver a Financial Covenant Report in the form and at the times required by Section 13, and such failure continues for a period of [***] ([***]) Business Days after receipt of notice from any Ventas Party of such failure;
9.3.    If a Change of Control occurs in violation of Section 4;
9.4.    If Guarantor fails to observe or perform, in any material respect, any of the other covenants in this Agreement which Guarantor is required to observe and perform (and not otherwise contemplated by this Section 9), in each case if not remedied within [***] ([***]) Business Days’ after receipt of notice thereof for any failure to timely make any monetary payment and [***] ([***]) days after receipt of notice thereof for any other default;
9.5.    Any intentional and material misrepresentation made by Guarantor to any Ventas Party in this Agreement or in any certificate or written report delivered by Guarantor pursuant to Section 13 of this Agreement;
9.6.    If Guarantor (i) admits in writing (other than to Ventas and its Affiliates) its inability to pay its debts generally as they become due; (ii) files a petition in bankruptcy or a petition to take advantage of any bankruptcy, reorganization or insolvency act; (iii) makes an assignment for the benefit of its creditors; (iv) consents to the appointment of a receiver for itself or for the whole or any substantial part of its property; or (v) files a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;
9.7.    If any petition is filed by or against Guarantor under federal bankruptcy laws, or any other proceeding is instituted by or against Guarantor seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for Guarantor and such proceeding is not dismissed within ninety (90) days after institution thereof, or Guarantor or shall take any action to authorize or effect any of the actions set forth above in this Section 9.7;
9.8.    Guarantor shall fail to maintain, as of the last day of any calendar quarter following the consummation of a Change of Control in accordance with Section 4, a Tangible Net Worth greater than or equal to $600,000,000;
9.10.    If any receiver, trustee, custodian or other similar official shall be appointed for Guarantor and any such appointment is not dismissed within ninety (90) days after the date of such appointment and prior to the entry of a final, non-appealable order approving such appointment; or
a.a.    If Guarantor is liquidated or dissolved, except in connection with a transaction permitted by the terms of this Agreement.
10.Subordination. Guarantor agrees that any claim or claims or liens or security interests it may now have or may in the future have against any Obligor are or shall be subordinate to such Obligor’s obligations to the applicable Landlords under the applicable BKD/VTR Documents until such Obligor’s obligations under such BKD/VTR Documents have been fully and indefeasibly performed and any payments thereunder are not subject to recovery by or on behalf of a trustee in bankruptcy. Guarantor waives all rights of subrogation against any Obligor for any amounts expended by Guarantor under this Agreement until such Obligor’s obligations under the applicable BKD/VTR Documents have been fully performed and any payments thereunder are not subject to recovery by or on behalf of a trustee in bankruptcy.
11.Reimbursement of Landlord. If any Landlord incurs any (i) reasonable out-of-pocket expenses in the enforcement of this Agreement or (ii) reasonable out-of-pocket expenses in the administration of this Agreement, in each case including but not limited to actual third party administrative costs and reasonable attorneys’ fees and disbursements, whether or not legal action is instituted, Guarantor shall pay the same within ten (10) Business Days of demand therefor by such Landlord, which shall be accompanied by reasonably detailed evidence of such expenses.
12.Waiver in Writing. None of the Landlords shall, by any act of omission or commission, be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by such Landlord, and then only to the extent specifically set forth therein; a waiver of one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.
13.Reporting. Guarantor shall deliver to Ventas the following information:
13.1.    As soon as available, and in any event within forty-five (45) days after the end of each fiscal quarter, other than the fourth fiscal quarter of each fiscal year of Guarantor:

13.1.1.    In electronic format, and presented on a consolidated basis, quarterly and year-to-date unaudited financial statements prepared for such fiscal quarter with respect to Guarantor, including a balance sheet, operating statement and cash flow statement as of the end of such fiscal quarter, for such fiscal quarter and for the portion of such fiscal year ending with such fiscal quarter;
13.1.2.    (i) An Officer’s Certificate substantially in the form of Exhibit B certifying as of the date thereof (A) that the items provided to Ventas under Section 13.1.1 are true and correct, in all material respects, and were prepared in accordance with GAAP, applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments, and (B) as of the date thereof whether, to Guarantor’s knowledge, there exists an Event of Default, and if such Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same, and (ii) from and after the occurrence of a Change of Control and/or during the Landlord Termination Right Period, a Financial Covenant Report for the applicable Trailing Four Quarter Period.
13.2.    As soon as available, and in any event within ninety (90) days after the end of each fiscal year of Guarantor:
13.2.1.    In electronic format, and presented on a consolidated basis, financial statements prepared for such fiscal year with respect to Guarantor, including a balance sheet, operating statement and cash flow statement as of the end of such fiscal year, for such fiscal year, audited by a “Big Four” accounting firm or other nationally recognized independent certified public accounting firm, in each case whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP, applied on a consistent basis;
13.2.2.    (i) An Officer’s Certificate substantially in the form of Exhibit B certifying as of the date thereof whether, to Guarantor’s knowledge, there exists an Event of Default, and if such Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same, and (ii) from and after the occurrence of a Change of Control and/or during the Landlord Termination Right Period, a Financial Covenant Report for the applicable Trailing Four Quarter Period.
13.3.    Notwithstanding the foregoing, Guarantor shall be deemed to have delivered such reports described in Section 13.1.1 and Section 13.2.1 if Guarantor has filed or furnished reports with the SEC and such reports are publicly available on the SEC’s website.
14.Public Company Reporting. Guarantor shall deliver to Ventas in accordance with Section 18 (i) as soon as reasonably available copies of all Forms 10-K, 10-Q and 8-K, and any other annual, quarterly, monthly or other reports, notices, proxy statements, registration statements or other information that Guarantor or Affiliate of Guarantor files publicly with the SEC, and (ii) whether or not Guarantor is subject to Section 13(a) or 15(d) of the Exchange Act, at or prior to such time as required to be filed with the SEC, if Guarantor were subject to Section 13(a) or 15(d) of the Exchange Act, all Forms 10-K and 10-Q that Guarantor is required (or would be required, if Guarantor were subject to Section 13(a) or 15(d) of the Exchange Act) to file pursuant thereto.

Notwithstanding the foregoing, Guarantor shall be deemed to have delivered such reports described in this Section 14 if Guarantor has filed or furnished reports with the SEC and such reports are publicly available on the SEC’s website.
15.Discussion of Financial Matters. Periodically, upon request by Ventas, Guarantor shall discuss with Ventas the deliveries made by Guarantor hereunder and other reasonable matters relating to Guarantor, the Tenant and the Properties, and Guarantor shall designate the appropriate representative for any such discussion. Without limitation of the foregoing, from time to time promptly following receipt of written notice from any Ventas Party to Guarantor (and in any event within thirty (30) days of such receipt), Guarantor shall permit and make arrangements for appropriate personnel of Guarantor, and of any manager of a Property as requested by such Ventas Party, to discuss with any Ventas Party’s representatives the business and operations of Guarantor, the Tenants and the Properties and to review, and make abstracts from and copies of, the books, accounts and records of Guarantor, Obligors and/or their respective Affiliates relative to any such Property(ies), and, unless an Event of Default has occurred and is continuing, conducted at such Ventas Party’s sole cost and expense (but only as to costs and expenses of such Ventas Party), in each case provided, and on the condition, that any such discussions shall not interfere with business operations. Unless otherwise agreed in writing by the applicable Ventas Party and Guarantor, all of the discussions referenced in this Section 15 shall occur during normal business hours.
16.Landlord Termination Right.
16.1.    During the Landlord Termination Right Period, Landlord shall have the right to market and sell, and/or to market and transition operations without a sale (e.g., a transaction pursuant to which Landlord retains its ownership of, and the applicable Lease terminates relative to, a particular Property and Landlord and a successor operator enter into a lease or management arrangement with respect to such Property), any Property or Properties; provided, notwithstanding the foregoing, (x) that in the case of a sale or transition without a sale, in one or a series of related transactions, of fewer than all the Properties, Landlord shall not have the right to terminate the applicable Leases with respect to such Property or Properties pursuant to this Section 16.1 if the Portfolio Coverage Ratio for the Trailing Four Quarter Period calculated with respect to all of the Properties (excluding such Property or Properties to be sold or transitioned without a sale) shall be less than the Portfolio Coverage Ratio for the Trailing Four Quarter Period calculated with respect to all of the Properties (including such Property or Properties to be sold or transitioned without a sale), in each case based on the most recent Financial Covenant Report delivered immediately prior to the date the binding agreement(s) for such proposed transaction become so binding and effective, and (y) Landlord may not exercise the termination right pursuant to this Section 16.1 except with respect to a Qualified Property. In the event Landlord elects to market and sell and/or to market and transition without a sale any Property or Properties pursuant to this Section 16.1, the following provisions shall apply with respect to such Property or Properties:
16.1.1.    In connection with the sale, or the transition without a sale, of any Property, Tenant shall comply with its obligations set forth in Section 8.2 of the A&R Master Lease;

16.1.2.    Tenant shall use commercially reasonable efforts (i) to cooperate with Landlord and its Affiliates and any applicable potential purchaser and/or successor operator, and (ii) to assist Landlord and its Affiliates and any applicable potential purchaser and/or successor operator, in connection with the marketing and sale and/or marketing and transition without a sale process as reasonably requested by Landlord; and
16.1.3.    Upon the consummation of any sale or any transition without a sale of a Property(ies) as provided in this Section 16.1:
16.1.3.1.    the applicable Lease shall terminate with respect to any such Property(ies) in the manner described in Section 7.4.12 of the A&R Master Lease as of the applicable closing date of such sale or transition without a sale, as applicable; and
16.1.3.2.    Landlord shall be entitled to receive and retain all proceeds from any such sale or transition without a sale.
16.2.    Notwithstanding anything to the contrary contained in this Agreement or in any BKD/VTR Document, no sale or transition without a sale shall include any conveyance by any Tenant (or its Affiliates) of the Excluded Property (which assets shall remain the sole property to the Tenant(s) and their Affiliates).
17.Restrictive Covenants.
17.1.    Guarantor and its Affiliates shall be subject to the restrictive covenants contained in Section 5.6, and Exhibit G, of the A&R Master Lease.
17.2.    If Guarantor or any of its Affiliates fails to timely satisfy any Monetary Obligation (after all applicable notice and cure periods have expired) under any BKD/VTR Document and for so long as such failure is continuing, Guarantor shall not, directly or indirectly, declare, pay, or make any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock or other Equity Interest of Guarantor, or any payment (whether in cash, securities, or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, defeasance, cancellation or termination of any such Capital Stock or other Equity Interest, or on account of any return of capital to Guarantor’s stockholders, partners or members (or the equivalent Person thereof) or any option, warrant or other right to acquire any such dividend or other distribution or payment.
18.Notice. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and delivered by hand, in which case such notice shall be deemed received upon delivery, or by reputable nationally recognized overnight courier service, in which case such notice shall be deemed received the next Business Day, addressed to the respective parties, as follows:

To Guarantor:

Brookdale Senior Living Inc.
111 Westwood Place, Suite 200
Brentwood, TN 37027
Attention: General Counsel

With a copy to:

Brookdale Senior Living Inc.
6737 W. Washington Street, Suite 2300
Milwaukee, WI 53214
Attention: Legal Department

With a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attn: Joseph A. Coco

To Landlord:

c/o Ventas, Inc.
500 North Hurstbourne Parkway
Suite 200
Lousiville, KY 40222
Attention: Lease Administration

With a copy to:
c/o Ventas, Inc.
353 North Clark Street
Suite 3300
Chicago, IL 60654
Attention: Legal Department

or to such other address as the parties hereto may hereunder designate in writing.

19.Termination and Reinstatement. The obligations of Guarantor with respect to the Guaranty shall automatically terminate after each Landlord has received, and not been required to disgorge any part of, indefeasible payment of all Monetary Obligations and all other sums due and owing with respect to the Guaranty. If payment is made by any Obligor or Guarantor, or by any third party, on the Monetary Obligations and thereafter any Landlord is forced to remit, rescind or restore the amount of that payment under any federal or state bankruptcy law or law for the relief of debtors or for any other reason, (a) the Guaranty shall be automatically reinstated to the extent of such amounts; (b) the amount of such payment shall be considered to have been unpaid at all times for the purposes of enforcement of this Agreement; (c) the obligations of the applicable Obligor guaranteed herein pursuant to the Guaranty shall be automatically reinstated to the extent of such payment, and (d) the other obligations of Guarantor pursuant to this Agreement shall be automatically reinstated with respect to such amounts.
20.Mortgage of Properties. If any Landlord proposes to grant a mortgage on or refinance any mortgage of any Property, Guarantor agrees to reasonably cooperate in the process, and cause its Affiliates (including Tenant) to reasonably cooperate in such process (in each case at no cost to Guarantor or its Affiliates), and shall permit such Landlord and the proposed mortgagee, at such Landlord’s expense, to meet with representatives of Guarantor reasonably designated by Guarantor at Guarantor’s offices to discuss Guarantor’s business and the operations of the Property(ies) on the condition that any such meetings shall not interfere with business operations. Guarantor’s and such Affiliates’ cooperation shall include agreeing to be bound by and comply with such terms as are reasonably requested by the mortgage lender or its servicer, provided that (i) the terms do not materially decrease the rights, or materially increase the liabilities of, Guarantor and/or its Affiliates, under any Lease or Guarantee (or loan document or other ancillary agreement) and are otherwise usual and customary for the same or similar financing transactions for that or similar mortgage lenders or agencies and (ii) neither Guarantor nor any of its Affiliates are required to pledge any of its assets or property in favor of any lender, servicer or any of their agents or representatives. On the reasonable request of such Landlord, Guarantor agrees to provide any such prospective mortgagee the information to which such Landlord is entitled hereunder, provided that if any such information is not publicly available, such nonpublic information shall be made available only on a confidential basis.
21.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, other than its doctrine regarding conflicts of laws. Each of Ventas and Guarantor, for itself and each of its respective Affiliates, (i) irrevocably submits to the personal jurisdiction of any federal or state court sitting in the State of Illinois with respect to any matter arising under this Agreement, (ii) consents to the exclusive jurisdiction of the courts of the State of Illinois and of the Federal courts sitting in the State of Illinois, (iii) consents to venue in the State of Illinois, and (iv) waives any right to stay, remove, or otherwise directly or indirectly interfere with such action based on such jurisdiction.
22.Miscellaneous.
22.1.    This Agreement may not be modified or amended except by a written agreement duly executed by the BKD Parties and the Ventas Parties; provided, however, that the Ventas Parties may, in their sole discretion, elect to waive any Event of Default, prospective or otherwise, by giving written notice to Guarantor.

22.2.    Subject to the terms of Section 27, this Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto and their respective successors and assigns as permitted hereunder; and the Guaranty shall be binding upon Guarantor, and shall inure to the benefit of each Landlord and its successors and assigns as permitted hereunder.
22.3.    If any term or provision of this Agreement is held to be illegal, invalid or unenforceable for any reason whatsoever, such term or provision will be enforced to the maximum extent permitted by applicable law and, in any event, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remainder of this Agreement; provided, however, that the parties hereto shall negotiate in good faith to amend this Agreement to modify any such illegal, invalid or unenforceable provision in order to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by applicable law.
22.4.    As used herein, the terms “Tenant” and “Obligor” both include any successors and assigns with respect to the Leases. Whenever the words “including”, “include” or “includes” are used in this Agreement, they shall be interpreted in a non-exclusive manner as though the words “without limitation” immediately followed.
23.[Intentionally Deleted].
24.Certificate of Confirmation. Within ten (10) Business Days after request by any Landlord (which shall not be made more than three (3) times in any 365 day period), Guarantor shall deliver a certificate confirming that this Agreement is in full force and effect and unamended (or, if amended, specifying such amendment).
25.Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:
“Capital Lease”, as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, applied on a consistent basis, is required to be accounted for as a capital lease or financing lease on the balance sheet of that Person.
“Capital Stock” shall mean, with respect to any entity, any capital stock (including preferred stock), shares, interests, participation or other ownership interests (however designated) of such entity and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options to purchase any thereof; provided, however, that leases of real property that provide for contingent rent based on the financial performance of the tenant shall not be deemed to be Capital Stock.
“Change of Control” shall mean the occurrence of any of the following:
(1) any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act, or any successor provision) becomes the owner or acquires, directly or indirectly, in one transaction or a series of related transactions, by purchase, merger, issuance or otherwise, beneficially (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision) or of record, in the aggregate more than fifty percent (50%) of the total voting power of the Voting Stock of Guarantor or obtains or possesses, directly or indirectly, Control of Guarantor;
(2) any dissolution, merger, consolidation, amalgamation, and/or other extraordinary transaction of or involving Guarantor with or into any other Person if Guarantor is not the surviving entity; or
(3) any disposition, in one or a series of related transactions, of all or substantially all of the assets of Guarantor and its Subsidiaries, taken as a whole.
Notwithstanding the foregoing or anything to the contrary contained in any BKD/VTR Document, (i) a “Change of Control” shall not include (a) any change in the composition of the board of directors of Guarantor not in connection with any of the transactions described in clauses (1)-(3) above, or (b) entering into or permitting to be entered into any agreement or arrangement to do or engage in any of the transactions described in clauses (1)-(3) above or to grant any option or other right to any Person to do or engage in any of the transactions described in clauses (1)-(3) above, (ii) the parties hereto agree and acknowledge that, as between and among the Ventas Parties and the BKD Parties and after giving full effect to the terms and conditions of the Original Letter Agreement (and the A&R Side Letter), the terms of the A&R Master Lease and the definition of Change of Control set forth in this Agreement shall supersede and replace in all respects each and every definition of “Change of Control” or “change of control”, or any restriction, prohibition or other limitation on any change of control, transfers, assignments, sales, dispositions, dividends, distributions, and other similar transactions that would result in a default or “Event of Default” under any BKD/VTR Document to the extent involving, prohibiting, restricting or limiting Guarantor or its subsidiaries, and (iii) for the purposes of the definition of Change of Control in this Agreement, all references to Guarantor shall be deemed to include Guarantor and any direct or indirect parent, and any direct or indirect subsidiary, individually and/or collectively, that owns, directly or indirectly, all or substantially all of the assets of Brookdale Senior Living Inc. or its successor.
“Consolidated Interest Expense” shall mean, for any period, all interest expense for Guarantor and its Consolidated Subsidiaries during such period determined on a consolidated basis for such period taken as a single accounting period in accordance with GAAP, including amortization of debt discount and premium, the interest component under Capital Leases (and also including, to the extent required under GAAP, the implied interest component under a Securitization) and all payments due under Interest Rate Protection Agreements by Guarantor and its Consolidated Subsidiaries determined on a consolidated basis (net of payments to such parties by any counter party thereunder). The applicable period of determination shall be the Trailing Four Quarter Period.

“Consolidated Subsidiary” shall mean, as to any Person, at any date, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date.
“Control” shall mean, with respect to a Person, possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, through board representation, by contract or otherwise.
“Coverage Ratio” shall mean, for any Property and as of the applicable date of determination, the ratio of (A) the portion of the Portfolio Cash Flow allocable to such Property for the Trailing Four Quarter Period, to (B) the Lease Rent allocable to such Property for the Trailing Four Quarter Period.
“Entity” shall mean any Person other than an individual.
“Equity Interest” shall mean Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.
“Financial Covenant Report” shall mean, with respect to a fiscal quarter or fiscal year of Guarantor, an Officer’s Certificate in substantially the form of Exhibit B setting forth (i) after the occurrence of a Change of Control, the Tangible Net Worth of Guarantor and its Consolidated Subsidiaries as of the last day of each calendar quarter end, (ii) during the Landlord Termination Right Period, (a) the Portfolio Coverage Ratio of Guarantor and its Consolidated Subsidiaries as of the last day of each calendar quarter end, and (b) the Coverage Ratio associated with each Property, (iii) the calculations on which such determinations were made, and (iv) supporting documentation for the calculations on which such determinations were made, which Officer’s Certificate shall certify that the calculations constitute a true and correct, in all material respects, statement of such information as of the date indicated therein.
“GAAP” shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by any such entity as may be in general use by significant segments of the U.S. accounting profession, consistently applied.
“Interest Rate Protection Agreements” shall mean any interest rate swap agreement, interest rate cap agreement, synthetic cap, collar or floor or other financial agreement or arrangement designed to protect Guarantor or any Consolidated Subsidiary against fluctuations in interest rates or to reduce the effect of any such fluctuations.

“Landlord Termination Right Period” shall mean the period commencing on January 1, 2024 and ending on the date that Tenant delivers a binding Renewal Notice pursuant to Section 3.2 of the A&R Master Lease.
“Lease Rent” shall mean, (A) the monthly amount of Minimum Rent (as defined in the A&R Master Lease) then due under the A&R Master Lease, plus (B) the total Hypothetical Minimum Rent under the Separate Leases (each, as defined in the A&R Side Letter), plus (C) without duplication, the monthly amount of minimum rent under all other Leases.
“Officer’s Certificate” shall mean a certificate of Guarantor signed by the chairman of the board of directors, the president, any vice president, the secretary, the treasurer, the chief operating officer, the chief financial officer, the general counsel or any other officer authorized by the board of directors or by-laws of Guarantor, or the general partner or managing member of Guarantor.
“Person” shall mean any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so requires.
“Portfolio Cash Flow” shall mean, for any period, the net income or loss of any Tenant arising from the applicable Property, as shown on the income statement of such Tenant prepared in accordance with GAAP, plus (a) the following, in each case without duplication, to the extent deducted in determining such net income or loss arising from the applicable Property: (i) depreciation and amortization, (ii) straight-line lease expense, net of amortization of below market rents, (iii) the amount of federal, state, local and foreign income taxes paid or payable; (iv) Consolidated Interest Expense, (v) Rent Expense, (vi) cash Capital Lease payments, (vii) non-cash impairment charges incurred, (viii) any other non-cash charges incurred as are reasonably acceptable to Landlords and in such amounts as are reasonably acceptable to Landlords, and (ix) provision for management fees; minus (b) the following, in each case without duplication, to the extent included in determining such net income or loss arising from the applicable Property: (i) interest income, (ii) straight-line lease income, net of amortization of above market rents and (iii) all non-cash items increasing such net income for such period; minus (c) an imputed management fee equal to five percent (5%) of gross revenues of such Property (net of contractual allowances). For the avoidance of doubt, income from Ancillary Services (as defined in the A&R Master Lease) (and the equivalent with respect to any Property under any Other Lease) shall be excluded in determining Portfolio Cash Flow. In calculating Portfolio Cash Flow, revenue and expenses shall be allocated among the Tenants and their Affiliates on a consistent basis during the term of this Agreement.
“Portfolio Coverage Ratio” shall mean, as of the applicable date of determination, the ratio of (A) the Portfolio Cash Flow for all of the Properties for the Trailing Four Quarter Period, to (B) the Lease Rent for the Trailing Four Quarter Period.
“Qualified Property” means any Property identified in writing by Landlord to Tenant for sale or transition pursuant to Section 16.1 with a Coverage Ratio for the Trailing Four

Quarter Period based on the most recent Financial Covenant Report, of less than 0.9x (so long as such notice if delivered to Tenant prior to the expiration of the Landlord Termination Right Period); provided, however, with respect to the Facilities located in Lisle, Illinois, (i) for the purposes of determining the satisfaction of the foregoing Coverage Ratio test, the IL/AL/SNF Facilities shall be deemed to be a one single Facility, and (ii) any exercise by Landlord of its termination right pursuant to Section 16 must result in a termination of the applicable Leases solely with respect to the IL/AL/SNF Facilities.
“Rent Expense” shall mean, for any period, for Guarantor and its Consolidated Subsidiaries, cash component of property rent expense under operating leases computed in accordance with GAAP.
“Restructuring Transaction” shall mean Guarantor and/or any Affiliates of Guarantor (a) leasing owned facilities and subleasing leased facilities to an Affiliate of Guarantor, (b) transferring management of owned and leased facilities to any third party (whether or not an Affiliate of Guarantor), whether by entering into management agreements or by the distribution, sale, or other assignment of management entities or management agreements and/or other transfers or dispositions, (c) causing the owned facilities or the leasehold interests in the leased facilities, and/or the management related thereto, to be owned directly or indirectly by any joint venture in which Guarantor or any Affiliate of Guarantor is a direct or indirect member and/or (d) otherwise restructuring the ownership or management of any one or more facilities or taking any other actions reasonably necessary or appropriate to permit Guarantor, any Affiliate of Guarantor, or any joint venture partner of Guarantor or such Affiliate to qualify for taxation as a REIT; provided, however, that none of the foregoing shall involve (i) the direct assignment of any interest in any Lease or a direct transfer of any facility subject to a Lease other than an assignment to an Affiliate of Guarantor (it being understood that subleases are not deemed to be an assignment of an interest in a lease for purposes of this clause (i)) or (ii) a transfer of any of any Landlord’s Personal Property or other property in which any Landlord is granted a security interest in accordance with the provisions of any Lease (except transfers (x) to an Affiliate of Guarantor, or (y) pursuant to a sublease to a subtenant, or (with respect to management related personalty) pursuant to an agreement with a manager who grants a security interest solely in respect of any such transferred property and, in the case of the subtenant and the manager, agrees at the end of the term of a Lease to turn such transferred property over to any Landlord in a manner consistent with that in which any Tenant would have been obligated to do so pursuant to the terms of any Lease.
“Securitization” shall mean a securitization of any assets in a single asset securitization or a pooled loan securitization.
“Senior Management” shall mean (i) with respect to Guarantor, those officers with a title of Division President, Executive Vice President, or higher, and (ii) with respect to any other Entity, those officers with authority and responsibilities in the management of such Entity substantially equivalent to those of the officers described in the foregoing clause (i).

“Subsidiary” shall mean, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other Entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the Capital Stock or more than 50% of the voting power of the Voting Stock are, as of such date, controlled or held, or (b) that is, as of such date, Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.
“Tangible Net Worth” shall mean, as of any date of determination, an amount equal to, as determined in accordance with GAAP, (i) the total stockholders’ equity of Guarantor, minus (ii) total consolidated net intangible assets of Guarantor and its Consolidated Subsidiaries, in each case as shown on Guarantor’s balance sheet as of the last day of the fiscal quarter most recently ended on or prior to such date of determination.
“Trailing Four Quarter Period” shall mean, with respect to the applicable date of determination, the most recent period of four consecutive full fiscal quarters of Guarantor and its Consolidated Subsidiaries ending on or prior to such date.
“Voting Stock” of any Person as of any date shall mean the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors or managers of such Person (or, if such Person is a partnership, the board of directors or other governing body of the general partner of such Person) or any duly authorized committee thereof.
26.Confidentiality; Suspension Right. Each Ventas Party and each BKD Party hereby acknowledges and agrees that any information provided by any party to the other pursuant to this Agreement is confidential and shall not be shared by the receiving party with any other Person, except for disclosures: (a) to, so long as such Persons agree to maintain the confidential nature thereof, any Ventas Party’s or BKD Party’s, as applicable, actual or prospective (i) financing sources, (ii) purchasers or assignees, (iii) partners, (iv) investors and (v) replacement tenants (provided that the Ventas Parties shall not disclose any Proprietary Information to replacement tenants without Tenant’s prior written consent); (b) to legal counsel, accountants and other professional advisors to any Ventas Party or BKD Party, as applicable, so long as such Persons agree to maintain the confidential nature thereof; (c) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, to the extent necessary in support of motions, filings, or other proceedings in court as required to be undertaken pursuant to this Agreement, or otherwise as required by applicable Legal Requirements, provided that any party is given a reasonable opportunity to obtain a protective order in connection with such disclosure; (d) in connection with reporting of Facility portfolio based performance and other Facility portfolio information in filings with Securities and Exchange Commission by Landlord and its Affiliates of the type customarily publicly disclosed by publicly traded healthcare real estate investment trusts; (f) in compliance with any filing requirements, regulations or other requirements of, or upon the request or demand of, any stock exchange (or other similar entity) on which any Ventas Party’s or BKD Party’s (or any

Person Controlling any of the foregoing, as applicable) shares (or other equity interests) are listed, or of any other Governmental Authority having jurisdiction over any Ventas Party or BKD Party; and (g) in connection with reporting and/or filings with the Securities and Exchange Commission by the BKD Parties and their Affiliates or the Ventas Parties and their Affiliates. For the avoidance of doubt and notwithstanding the foregoing, each Ventas Party and BKD Party acknowledges and agrees that this Agreement itself may be a publicly filed document. In connection with any disclosures made pursuant to item (a) above, the Ventas Parties shall use commercially reasonable efforts to obtain confidentiality agreements from any parties to whom it discloses financial information or other sensitive business information regarding any BKD Party. Any Ventas Party shall have the right, by written notice to Guarantor, to temporarily suspend the BKD Parties’ obligation to provide the Ventas Parties with Information pursuant to the terms of this Agreement, the A&R Master Lease or otherwise for a specified period of time or for a period of time terminating upon the occurrence of a specified event, including notice from a Ventas Party (the “Suspension Period”, and the Information identified by a Ventas Party in any such notice as being subject to the Suspension Period, the “Suspended Information”). During the Suspension Period, the BKD Parties shall not deliver Suspended Information to any Ventas Party and shall, if requested by a Ventas Party, deliver such Suspended Information to a third party in a confidential relationship with such Ventas Party (provided Ventas shall be responsible and obligated hereunder for any disclosure of Suspended Information by such third party that, if disclosed by Ventas, would constitute or result in a violation of the terms of this Agreement). Upon expiration or termination of the Suspension Period and written request from Ventas, the BKD Parties will deliver to the Ventas Parties within three Business Days all Suspended Information that the BKD Parties otherwise would have been required to deliver (and not previously delivered to any third party pursuant to Ventas’ direction) during the Suspension Period and shall immediately, once again, be subject to all of the information delivery requirements set forth in this Agreement, the A&R Master Lease and any other documents between or among the Ventas Parties and the BKD Parties. The term “Information” means all and any data, reports, forecasts, records, agreements and other information that is material or proprietary and required to be furnished after the Effective Date by the BKD Parties or by any of their representatives or advisors to the Ventas Parties.
27.Assignment of Landlord Interests. Notwithstanding anything to the contrary contained in this Agreement or in any Lease or other agreement by, between and/or among any of the Ventas Parties, on the one hand, and any of the BKD Parties, on the other hand, none of the Ventas Parties shall have the right to sell, assign, transfer or otherwise dispose of any of its interest in any Lease unless the transferee agrees to be bound by the terms and conditions of Section 4 of this Agreement. In addition, and subject to the foregoing, if any Ventas Party intends to sell, assign, transfer or otherwise dispose of its interest in any Lease or other agreement that is guaranteed pursuant to the terms of this Agreement (each, an “Assigned Agreement”) to any Person that is not an Affiliate of Ventas (an “Assigned Agreement Transferee”), Landlord shall have the right to assign its rights and obligations under this Agreement with respect to the Assigned Agreement, but only if the following conditions are satisfied: (A) the COC Fee shall be split proportionately (or as otherwise determined by Landlord, provided the total COC Fee is not increased) among the Ventas Parties and the Assigned Agreement Transferee based on the minimum or base rents payable with respect to the Facilities, and (B) the Assigned Agreement Transferee shall join as a party to this

Agreement and be bound by all terms and conditions of this Agreement. In lieu of assigning its rights and obligations under this Agreement with respect to any Assigned Agreement, Guarantor shall execute and deliver to the Assigned Agreement Transferee a guaranty in the same form and substance with respect to the Assigned Agreement and the duties, liabilities and other obligations of the Assigned Agreement Transferee under the Assigned Agreement as this Agreement with respect to the duties, liabilities and other obligations of the Obligors under the BKD/VTR Documents, subject to the foregoing clauses (A) and (B).
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and its corporate seals to be hereunto affixed and attested by its officers thereunto duly authorized.
BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

[Signature Page to Amended and Restated Guaranty]

TENANTS

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-THE HALLMARK, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

[Signature Page to Amended and Restated Guaranty]

BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership

By:	BLC-Woodside Terrace, LLC, a Delaware limited liability company, its general partner

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership

By:	BLC-Atrium at San Jose, LLC, a Delaware limited liability company, its general partner

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

[Signature Page to Amended and Restated Guaranty]

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership

By:	BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company, its general partner

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-PONCE DE LEON, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-PARK PLACE, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

[Signature Page to Amended and Restated Guaranty]

BLC-THE WILLOWS, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-BRENDENWOOD, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-CHATFIELD, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC., a Delaware corporation

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

[Signature Page to Amended and Restated Guaranty]

SW ASSISTED LIVING, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

ALS LEASING, INC., a Delaware corporation

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

[Signature Page to Amended and Restated Guaranty]

ASSISTED LIVING PROPERTIES, INC., a Kansas corporation

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
) :ss.:
COUNTY OF WILLIAMSON    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Assisted Living Properties, Inc., a Kansas corporation (“Company”), by George T. Hicks, its Executive Vice President and Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 25th day of July, 2020.

(SEAL) /s/ Linda B. DeVault
Notary Public

Print Name: Linda B. DeVault
My commission expires: October 23, 2023
Acting in the County of: Williamson

[Signature Page to Amended and Restated Guaranty]

ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
) :ss.:
COUNTY OF WILLIAMSON    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware limited liability company (“Company”), by George T. Hicks, its Executive Vice President and Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 25th day of July, 2020.

(SEAL)	/s/ Linda B. DeVault
Notary Public

Print Name: Linda B. DeVault
My commission expires: October 23, 2023
Acting in the County of: Williamson

[Signature Page to Amended and Restated Guaranty]

BROOKDALE SENIOR LIVING COMMUNITIES, INC., a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living
Services, Inc.)

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

ACKNOWLEDGEMENT

STATE OF TENNESSEE        )
) :ss.:
COUNTY OF WILLIAMSON    )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by George T. Hicks, its Executive Vice President and Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 25th day of July, 2020.

(SEAL)	/s/ Linda B. DeVault
Notary Public

Print Name: Linda B. DeVault
My commission expires: October 23, 2023
Acting in the County of: Williamson

[Signature Page to Amended and Restated Guaranty]

SUMMERVILLE 14 LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

SUMMERVILLE 15 LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

SUMMERVILLE 16 LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-THE HERITAGE OF DES PLAINES, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

BLC-DEVONSHIRE OF LISLE, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

[Signature Page to Amended and Restated Guaranty]

BLC-EDINA PARK PLAZA, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

SUMMERVILLE 5 LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

SUMMERVILLE 4 LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

SUMMERVILLE 17 LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

[Signature Page to Amended and Restated Guaranty]

ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company

By: /s/ George T. Hicks
Name: George T. Hicks
Title: Executive Vice President - Finance and Treasurer

[Signature Page to Amended and Restated Guaranty]

VENTAS:                    VENTAS, INC.

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Its: Executive Vice President

LANDLORDS:	VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By: Ventas, Inc., a Delaware corporation, its general partner

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Executive Vice President

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company

By: PSLT-ALS Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

ACKNOWLEDGEMENT

STATE OF ILLINOIS            )
) :ss.:
COUNTY OF COOK            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Ventas Provident, LLC, a Delaware limited liability company (“Company”), the sole member of PSLT GP, LLC, the general partner of PSLT OP, L.P., the sole member of PSLT-ALS Properties Holdings, LLC, the sole member of PSLT-ALS Properties I, LLC, by J. Justin Hutchens, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 24th day of July, 2020.

(SEAL)                    /s/ Theresa M. Kwasinski

Notary Public

Print Name: Theresa M. Kwasinski

My commission expires: August 5, 2022

Acting in the County of: Cook

PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company

By: PSLT-ALS Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

ACKNOWLEDGEMENT

STATE OF ILLINOIS            )
) :ss.:
COUNTY OF COOK            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company (“Company”), by J. Justin Hutchens, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 24th day of July, 2020.

(SEAL)                    /s/ Theresa M. Kwasinski
Notary Public

Print Name: Theresa M. Kwasinski

My commission expires: August 5, 2022

Acting in the County of: Cook

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

RIVER OAKS PARTNERS, an Illinois general partnership

By: Brookdale Holdings, LLC, its managing partner

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois general partnership

By: Brookdale Holdings, LLC, its general partner

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership

By: Brookdale Living Communities of California-San Marcos, LLC, its general partner

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company

By: PSLT-BLC Properties Holdings, LLC, its sole member

By: PSLT OP, L.P., its sole member

By: PSLT GP, LLC, its general partner

By: Ventas Provident, LLC, its sole member

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

ACKNOWLEDGEMENT

STATE OF ILLINOIS            )
) :ss.:
COUNTY OF COOK            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Nationwide Health Properties, LLC, a Delaware limited liability company corporation (“Company”), by J. Justin Hutchens, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 24th day of July, 2020.

(SEAL)                    /s/ Theresa M. Kwasinski
Notary Public

Print Name: Theresa M. Kwasinski

My commission expires: August 5, 2022

Acting in the County of: Cook

2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership

By: Nationwide Health Properties, LLC, its general partner

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership

By: MLD Texas Corporation, its general partner

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

MLD PROPERTIES, INC., a Delaware corporation

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

ACKNOWLEDGEMENT

STATE OF ILLINOIS            )
) :ss.:
COUNTY OF COOK            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared JER/NHP Senior Living Acquisition, LLC, a Delaware limited liability company (“Company”), by J. Justin Hutchens, its Authorized Signatory, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Chicago, Illinois, this 24th day of July, 2020.

(SEAL)                    /s/ Theresa M. Kwasinski
Notary Public

Print Name: Theresa M. Kwasinski

My commission expires: August 5, 2022

Acting in the County of: Cook

JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership

By: JER/NHP Management Texas, LLC, its general partner

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

By: MLD Properties II, Inc., its general partner

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

VENTAS FAIRWOOD, LLC, a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

VENTAS FRAMINGHAM, LLC, a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

VTR-EMRTS HOLDINGS, LLC, a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

NHPMS, LLC, a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name: J. Justin Hutchens
Title: Authorized Signatory

Exhibits listed below have been omitted pursuant to Item 601(a)(5) of Regulation S-K:

Exhibit A: Landlord Parties, Tenant Parties and Leases
Exhibit B: Form of Officer’s Certificate
Exhibit C: Form of Reaffirmation/Assumption Certificate